NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Amundi Multi Sector Bond Fund
NVIT BNY Mellon Core Plus Bond Fund
NVIT DoubleLine Total Return Tactical Fund
NVIT Federated High Income Bond Fund
NVIT Government Bond Fund
NVIT Government Money Market Fund
NVIT Loomis Core Bond Fund (formerly, NVIT Core Bond Fund)
NVIT Loomis Short Term Bond Fund
Supplement dated December 27, 2024
to the Prospectus dated April 29, 2024
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
NVIT Government Bond Fund
Effective immediately, the Prospectus is amended as follows:

1.	The last sentence of the first paragraph under “Principal Investment Strategies” on page 27 of the Prospectus is deleted and replaced with the following:
In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index. As of December 31, 2023, the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index was 4.61 years, although this will change or fluctuate over time.

2.	The last sentence of the first paragraph under “Principal Investment Strategies” on page 49 of the Prospectus is deleted and replaced with the following:
In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index. As of December 31, 2023, the average portfolio duration of the Bloomberg U.S. Government/Mortgage Index was 4.61 years, although this will change or fluctuate over time.
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